                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 10, 1999


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)

             California                  000-23815               77-0378956
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
           incorporation)                                    Identification No.)



   7060 N. Fresno, Fresno, California                                93720
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (209) 438-2600


                                  Not Applicable
            (Former name or former address, if changed since last report).




                                                            Page 1 of 5 pages

                                                 The Exhibit Index is on Page 4.

Item 5.     Other Events.
            -------------

            The Registrant issued a press release dated February 10, 1999 announcing that it has declared a $.10 per share cash dividend for its shareholders of record February 16, 1999. The dividend will be paid on March 5, 1999. The foregoing is qualified by reference to the press release attached as exhibit 99.1

Item 7.     Financial Statements and Exhibits.
            ----------------------------------

       (a)  Financial Statements.
            ---------------------

            Not Applicable.

       (b)  Pro Forma Financial Information.
            --------------------------------

            Not Applicable.

       (c)  Exhibits.
            ---------

            (99.1) Press Release dated February 10, 1999

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REGENCY BANCORP


Date: February 10, 1999                   /s/ STEVEN R. CANFIELD
                                          ----------------------
                                          Steven R. Canfield
                                          EVP & CFO

                           EXHIBIT INDEX
                           -------------


Exhibit No.                Description
 99.1           Press Release dated February 10, 1999

                                 5